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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                  /s/ THOMAS C. WAJNERT
                                           .....................................

                                                    THOMAS C. WAJNERT
                                             DIRECTOR, CHAIRMAN OF THE BOARD
                                               AND CHIEF EXECUTIVE OFFICER


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
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                     /s/ JOHN APPLETON
                                           .....................................
                                                      JOHN APPLETON
                                                         DIRECTOR

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                   /s/ JAMES V. BABCOCK
                                           .....................................
                                                     JAMES V. BABCOCK
                                                         DIRECTOR

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                    /s/ DAVID F. BANKS
                                           .....................................
                                                      DAVID F. BANKS
                                                         DIRECTOR

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                  /s/ MAX C. CHAPMAN, JR.
                                           .....................................
                                                   MAX C. CHAPMAN, JR.
                                                         DIRECTOR

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                   /s/ JOSEPH J. MELONE
                                           .....................................
                                                     JOSEPH J. MELONE
                                                         DIRECTOR

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, AT&T CAPITAL CORPORATION, a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement with respect to an issue or issues, as the case may be, of the Company's warrants, notes or other evidences of indebtedness in an aggregate principal amount not to exceed $4,000,000,000; and

     WHEREAS, the undersigned is a director, an officer, or both an officer and a director of the Company, as indicated below under his name:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints EDWARD M. DWYER, ROBERT J. INGATO and THOMAS C. WAJNERT, and each of them, as attorneys for him and in his name, place and stead, and in each of his offices and capacities as a director, an officer, or both an officer and a director of the Company, to execute and file such registration statement, or registration statements, including the related prospectus or prospectuses, with respect to the above-described warrants, notes or other evidences of indebtedness, and thereafter to execute and file any amended registration statement or statements with respect thereto and amended prospectus or prospectuses or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, for all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 1996.

                                                  /s/ BROOKS WALKER, JR.
                                           .....................................
                                                    BROOKS WALKER, JR.
                                                         DIRECTOR

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